Exhibit 99.2

Amounts in millions; except per share amounts, ASP, percentages	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13
TAM	123.8	111.4	135.4	152.4	160.4	163.3	156.2	164.0	167.5	159.5	165.8	176.3	119.1	146.4	156.7	139.2
Share	28.6%	28.3%	29.5%	28.9%	30.9%	31.3%	31.8%	30.9%	31.2%	31.2%	32.5%	32.8%	23.9%	30.2%	45.3%	44.9%
Units (HDD)	35.5	31.6	40.0	44.1	49.5	51.1	49.7	50.7	52.2	49.8	53.8	57.8	28.5	44.2	71.0	62.5
ASP (HDD)	$51	$50	$48	$49	$52	$51	$47	$46	$47	$45	$44	$46	$69	$68	$65	$62
Revenue	$1,823	$1,592	$1,928	$2,208	$2,619	$2,641	$2,382	$2,396	$2,475	$2,252	$2,403	$2,694	$1,995	$3,035	$4,754	$4,035
Gross Profit	$290	$253	$370	$514	$687	$665	$535	$437	$475	$410	$469	$541	$648	$977	$1,472	$1,193
Gross Margin	15.9%	15.9%	19.2%	23.3%	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	32.2%	31.0%	29.6%
R&D	$119	$125	$132	$142	$154	$160	$154	$167	$169	$179	$188	$193	$191	$265	$406	$396
SG&A	$42	$49	$52	$53	$60	$64	$61	$59	$66	$63	$77	$71	$85	$122	$178	$179
Other	$113	$18	($23)	$ -	$ -	$ -	$27	$ -	$ -	$10	$32	$18	$210	$48	$80	$26
Total Operating Expenses	$274	$192	$161	$195	$214	$224	$242	$226	$235	$252	$297	$282	$486	$435	$664	$601
Operating Income	$16	$61	$209	$319	$473	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592
Net Income	$14	$50	$196	$288	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745	$519
EPS	$0.06	$0.22	$0.86	$1.25	$1.85	$1.71	$1.13	$0.84	$0.96	$0.62	$0.67	$1.01	$0.61	$1.96	$2.87	$2.06
Diluted Shares Outstanding	224	226	227	230	232	234	235	234	235	236	237	237	237	246	260	252
Non-GAAP Results																
Gross Profit	$290	$253	$370	$514	$687	$665	$535	$437	$475	$410	$469	$541	$648	$1,077	$1,511	$1,231
Gross Margin	15.9%	15.9%	19.2%	23.3%	26.2%	25.2%	22.5%	18.2%	19.2%	18.2%	19.5%	20.1%	32.5%	35.5%	31.8%	30.5%
Net Income	$123	$68	$173	$288	$429	$400	$292	$197	$225	$156	$193	$260	$358	$619	$872	$594
EPS	$0.55	$0.30	$0.76	$1.25	$1.85	$1.71	$1.24	$0.84	$0.96	$0.66	$0.81	$1.10	$1.51	$2.52	$3.35	$2.36
Top 10 Customers Revenue	49%	47%	52%	56%	55%	51%	52%	50%	48%	49%	53%	49%	51%	53%	53%	44%
Revenue by Channel																
OEM	57%	48%	54%	52%	48%	49%	54%	50%	45%	47%	55%	53%	59%	64%	69%	63%
Distributors	21%	30%	29%	31%	30%	33%	29%	32%	33%	33%	29%	29%	25%	28%	21%	24%
Retail	22%	22%	17%	17%	22%	18%	17%	18%	22%	20%	16%	18%	16%	8%	10%	13%
Revenue by Geography																
Americas	23%	26%	24%	22%	25%	24%	25%	23%	22%	22%	20%	19%	22%	21%	27%	23%
EMEA	29%	28%	22%	22%	25%	24%	21%	23%	25%	24%	20%	22%	21%	18%	18%	18%
Asia/ANZ	48%	46%	54%	56%	50%	52%	54%	54%	53%	54%	60%	59%	57%	61%	55%	59%
Compute Units																
Notebook	11.187	7.932	14.670	16.528	17.735	17.072	16.802	16.582	17.385	16.227	16.867	19.622	9.814	18.067	32.773	25.887
Desktop	14.225	14.659	16.349	18.282	19.290	21.461	20.282	20.918	20.411	20.118	22.348	21.588	11.391	15.975	21.211	16.819
Non-Compute Units																
Consumer Electronics	4.128	3.487	3.666	3.064	4.083	4.643	5.306	5.239	4.709	4.765	6.459	7.188	2.352	3.643	4.155	8.019
Branded	4.918	4.512	3.994	4.539	6.219	5.565	5.005	5.678	7.427	6.404	5.672	7.060	3.191	2.926	4.986	5.767
Enterprise Units	1.005	0.973	1.308	1.669	2.170	2.356	2.346	2.319	2.284	2.318	2.463	2.369	1.724	3.616	7.913	5.988
Total HDD Units	35.463	31.563	39.987	44.082	49.497	51.097	49.741	50.736	52.216	49.832	53.809	57.827	28.472	44.227	71.038	62.480

Revenue by Geography Rolling Four Quarters Ending Q1'10


Americas 24%
EMEA 25%
Asia/ ANZ 51%

Revenue by Geography Rolling Four Quarters Ending Q1'13


Americas 24%
EMEA 18%
Asia/ ANZ 58%

Volume and Market Share


Volume
Share
Units (in millions)
Market Share
80
70
60
50
40
30
20
10
0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Revenue and Gross Margin


Revenue
Gross Margin
Dollars (in millions)
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
35%
30%
25%
20%
15%
10%
5%
0%
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

EPS Analysis


Actual EPS (Non-GAAP)
EPS Guidance High (Non-GAAP)
EPS Guidance Low (Non-GAAP)
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Page ▪ 1

Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary
Page ? 2 (r) Free Cash Flow R4Q Return on Invested Capital R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin* 27%-32% Operating Expense* 10%-12% Operating Income* 15%-22% Tax 7%-10% of Income Before Tax Capital Expenditures* 5%-7% Conversion Cycle 4-8 Days *Percent of Revenue Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 FY12 FY12 FY12 FY13 Cash and Cash Equivalents $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 $3,230 $3,490 $3,675 $3,924 $3,377 $3,208 $3,537 Debt $504 $502 $482 $463 $444 $425 $400 $375 $350 $325 $294 $263 $231 $2,743 $2,185 $2,128 Net Cash and Cash Equivalents $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 $2,905 $3,196 $3,412 $3,693 $634 $1,023 $1,409 Cash Flow From Operations $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 $352 $378 $1,208 $1,128 $936 Free Cash Flow $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 $218 $258 $1,069 $804 $554 Capital Expenditures $140 $106 $111 $176 $199 $177 $185 $200 $250 $175 $153 $134 $120 $139 $324 $382 Depreciation and Amortization $122 $119 $122 $121 $126 $128 $134 $150 $151 $151 $150 $158 $140 $188 $339 $313 EBITDA $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 $417 $302 $730 $1,147 $905 Accounts Receivable, Net $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 $1,171 $1,206 $1,356 $747 $2,377 $2,364 $1,951 Inventory Raw Materials $124 $104 $97 $96 $102 $115 $159 $155 $141 $151 $172 $170 $191 $329 $245 $237 Work in Process $159 $152 $154 $173 $212 $254 $255 $266 $274 $260 $263 $275 $185 $667 $552 $559 Finished Goods $163 $129 $125 $126 $139 $138 $146 $140 $153 $163 $142 $200 $90 $286 $413 $508 Inventory, Net $446 $385 $376 $395 $453 $507 $560 $561 $568 $574 $577 $645 $466 $1,282 $1,210 $1,304 Property, Plant and Equipment, Net $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 $2,249 $2,224 $2,209 $2,091 $4,171 $4,067 $4,027 Accounts Payable $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 $1,486 $1,545 $1,708 $883 $2,774 $2,773 $2,545 Days Sales Outstanding 46 47 47 47 47 43 48 50 46 47 46 46 34 71 45 44 Days Inventory Outstanding 27 26 24 21 21 23 28 26 26 28 27 27 31 57 34 42 Days Payables Outstanding 64 68 69 72 71 69 74 79 74 73 73 72 60 123 77 82 Cash Conversion Cycle 9 5 2 (4) (3) (3) 2 (3) (2) 2 - 1 5 5 2 4 Inventory Turns 14 14 15 17 17 16 13 14 14 13 13 13 12 6 11 9 Shares Repurchased - - - - - - - 1.8 - - - - - - 16.4 5.2 Shares Repurchased $ $ - $ - $ - $ - $ - $ - $ - $50 $ - $ - $ - $ - $ - $ - $604 $218 Remaining Amount Authorized $466 $466 $466 $466 $466 $466 $466 $416 $416 $416 $416 $416 $416 $416 $1,312 $2,594 R4Q ROIC 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% 15.6% 13.2% 13.6% 11.9% 14.8% 20.4% 21.3% R4Q ROA 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% 10.9% 9.2% 9.5% 8.5% 10.5% 14.3% 14.9% Worldwide Headcount 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 61,349 65,431 67,799 67,121 106,604 103,111 96,002 Balance sheet, cash flows, earnings and share repurchase amounts in millions (CHART) (CHART) (CHART) (CHART) Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary
Page ? 3 (r) Non-GAAP Financial Measures Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP. EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance. Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any unusual or non-recurring charges to cost of goods sold. For Q3 FY12, non-GAAP gross profit excludes costs recognized upon the sale of inventory that was written-up to fair value in connection with the HGST acquisition. Because we believe these costs may not be indicative of ongoing operations, we believe that non-GAAP gross profit and non-GAAP gross margin are useful measures to investors as an alternative method for measuring our operating performance and comparing it against prior periods' performance. Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 FY12 FY12 FY12 FY13 Reconciliation of Cash Flows from Operations to Free Cash Flow Cash Flows from Operations $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 $352 $378 $1,208 $1,128 $936 Capital Expenditures (140) (106) (111) (176) (199) (177) (185) (200) (250) (175) (153) (134) (120) (139) (324) (382) Free Cash Flow $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 $218 $258 $1,069 $804 $554 Reconciliation of Net Income to EBITDA Net Income $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 $158 $239 $145 $483 $745 $519 Interest 9 3 2 2 2 1 1 - 1 (1) 2 1 2 4 7 14 Income Tax Expense (7) 8 11 29 42 40 27 14 14 13 12 19 15 55 56 59 Depreciation and Amortization 122 119 122 121 126 128 134 150 151 151 150 158 140 188 339 313 EBITDA $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 $417 $302 $730 $1,147 $905 Reconciliation of Gross Margin to Non-GAAP Gross Margin and Gross Profit to Non-GAAP Gross Profit Gross Profit $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 $541 $648 $977 $1,472 $1,193 Acquisition-Related Fair Value Adjustments 91 Amortization of Intangible Assets Acquired from HGST 9 39 38 Non-GAAP Gross Profit $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 $541 $648 $1,077 $1,511 $1,231 Revenue $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 $2,252 $2,403 $2,694 $1,995 $3,035 $4,754 $4,035 Gross Margin 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% 19.5% 20.1% 32.5% 32.2% 31.0% 29.6% Non-GAAP Gross Margin 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% 19.5% 20.1% 32.5% 35.5% 31.8% 30.5%

Non-GAAP Financial Measures

Non-GAAP Net Income and non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any unusual or non-recurring charges or any tax impact related to those charges.

	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13
Reconciliation of Net Income to Non-GAAP Net Income																
Net Income	$14	$50	$196	$288	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745	$519
Acquisition-Related Expense	—	—	—	—	—	—	—	—	—	10	10	14	14	34	—	—
Litigation Accruals	—	—	—	—	—	—	27	—	—	—	25	7	—	—	—	—
Charges Related to Flooding, Net of Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	199	15	—	—
In-Process Research and Development Charge	—	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-Related Adjustments to Fair Value of Inventory / Cost of Revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	91	—	—
Amortization of Intangible Assets Acquired from HGST	—	—	—	—	—	—	—	—	—	—	—	—	—	12	51	49
Restructuring	113	4	(23)	—	—	—	—	—	—	—	—	—	—	—	80	26
Tax Impact	(4)	—	—	—	—	—	—	—	—	—	—	—	—	(16)	(4)	—
Non-GAAP Net Income	$123	$68	$173	$288	$429	$400	$292	$197	$225	$156	$193	$260	$358	$619	$872	$594
EPS	$0.06	$0.22	$0.86	$1.25	$1.85	$1.71	$1.13	$0.84	$0.96	$0.62	$0.67	$1.01	$0.61	$1.96	$2.87	$2.06
Non-GAAP EPS	$0.55	$0.30	$0.76	$1.25	$1.85	$1.71	$1.24	$0.84	$0.96	$0.66	$0.81	$1.10	$1.51	$2.52	$3.35	$2.36
Diluted Shares Outstanding	224	226	227	230	232	234	235	234	235	236	237	237	237	246	260	252

Page ▪ 4

Page ? 5 Footnotes Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media Worldwide Headcount excludes temporary employees Consumer Electronics includes gaming (r) Formulas Share = Units / TAM ASP = Revenue / Units Free Cash Flow = Cash Flow from Operations - Capital Expenditures EBITDA = Net income + Interest + Income Tax Expense + Depreciation and Amortization Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days) Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days) Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days) Cash Conversion Cycle = DSO + DIO - DPO Inventory Turns = 364 days / DIO R4Q ROIC = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt) R4Q ROA = R4Q Net Income from Continuing Operations / R4Q Average Total Assets